SCHEDULE 14 INFORMATION

Proxy Statement Pursuant To Section 14(A) Of The Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by party other than the registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           STEM CELL INNOVATIONS, INC.
--------------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter and of
                         Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)   Title of each class of securities to which transaction applies:___________

(2)   Aggregate number of securities to which transactions applies:_____________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:______________________________

(4)   Proposed maximum aggregate value of transaction:__________________________

(5)   Total fee paid____________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:___________________________________________________

(2)   Form, Schedule or Registration Statement no.:_____________________________

(3)   Filing Party:_____________________________________________________________

(4)   Date Filed:_______________________________________________________________

                           STEM CELL INNOVATIONS, INC.
                                1812 Front Street
                             Scotch Plains, NJ 07076


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS



TO THE STOCKHOLDERS OF STEM CELL INNOVATIONS, INC.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Stem Cell Innovations, Inc., a Delaware corporation ("Stem Cell,"), will be held on July 6, 2006 at 10:00 a.m. local time at 1812 Front Street, Scotch Plains, NJ 07076 for the following purposes:

1. To consider and vote upon the proposal to amend our Certificate of Incorporation to increase the number of shares of common stock authorized therein from 55 million shares to two billion shares (the "Amendment").

2.   To approve Stem Cell's 2006 Incentive Stock Plan (the "2006 Plan").

3. To transact such other business as may properly come before the special meeting or any adjournment thereof, including any motion to adjourn to a later time to permit further solicitation of proxies if necessary to establish a quorum or to obtain additional votes in favor of the foregoing items, or before any postponements or adjournments thereof.

The foregoing items of business are more completely described in the proxy statement accompanying this Notice. The board of directors of Stem Cell recommends that you vote in favor of Proposals 1 and 2 above.

The board of directors of Stem Cell has fixed the close of business on May 9, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting and at any adjournment or postponement thereof.

By Order of the Stem Cell Innovations, Inc. Board of Directors

/s/ DR. JAMES H. KELLY
----------------------------
Dr. James H. Kelly
Chief Executive Officer

Scotch Plains, New Jersey
___________, 2006

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING. PLEASE NOTE, HOWEVER, THAT ATTENDANCE AT THE SPECIAL MEETING WILL NOT BY ITSELF REVOKE A PROXY. FURTHERMORE, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

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

             Proxy Statement for the Special Meeting of Stockholders
                                       of
                           Stem Cell Innovations, Inc.


                             To Be Held July 6, 2006

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Stem Cell Innovations, Inc., a Delaware corporation (the "Company"), of proxies to be voted at a Special Meeting of stockholders to be held at the Company's executive offices located at 1812 Front Street, Scotch Plains, New Jersey on July 6, 2006, at 10:00 a.m. local time or at any and all adjournments or postponements thereof (the "Special Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the "Notice"). This Proxy Statement, together with the accompanying Notice and the proxy card, are being first mailed to stockholders on or about _______________, 2006.

                         Voting Rights and Solicitation

         As of May 9, 2006, 2005 (the "Record Date"), there were outstanding [__] shares of our common stock held by approximately [__] holders of record and [__] shares of our Series 1 Voting Convertible Preferred Stock ("Series 1 Stock") held by approximately [__] holders of record. Only holders of shares of common stock and Series 1 Stock on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Holders of our common stock are entitled to one vote on each matter presented at the Special Meeting for each share held of record. Each share of Series 1 Stock entitles the holder thereof to that number of votes which is equal to the number of shares of common stock into which such share of Series 1 Stock is convertible. As of the Record Date, each share of Series 1 Stock was convertible into 10,000 shares of common stock. The presence in person or by proxy of holders representing a majority of the number of votes entitled to be cast by holders of the (i) common stock and (ii) Series 1 Stock and common stock outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Special Meeting. If a quorum should not be present, the Special Meeting may be adjourned until a quorum is obtained.

         Assuming a quorum is present, approval of the Amendment requires the affirmative vote, in person or by proxy, of holders representing a majority of the number of votes entitled to be cast by holders as of the Record Date of (i) the common stock, voting as a separate class, and (ii) the Series 1 Stock and common stock, voting together. Approval of the 2006 Plan and any other item voted upon at the Special Meeting requires the affirmative vote of holders representing a majority of the number of votes entitled to be cast by holders of the Series 1 Stock and common stock present in person or represented by proxy at the Special Meeting. Accordingly, abstentions will have the same legal effect as a negative vote.

         The expense of preparing, printing and mailing this Proxy Statement, the exhibits hereto and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of common stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

         Proxies given by stockholders of record for use at the Special Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by writing at any time up to and including the last business day preceding the day of the Special Meeting, or any adjournment thereof, at which the proxy is to be used, or with the secretary of the Special Meeting on the day of the Special Meeting or adjournment thereof.

         All proxies received will be voted in accordance with the choice specified on such proxies. The board of directors does not presently intend to bring any business before the meeting other than the specific proposals referred to in the Notice of the Special Meeting. The board of directors knows of no other matters that are to be brought before the special meeting. If any other business properly comes before the Special Meeting, including the consideration of a motion to adjourn such meeting (including for purposes of soliciting additional votes), it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board of directors may recommend.

         The matters to be considered at the Special Meeting are of great importance to the stockholders of the Company. Accordingly, stockholders are urged to read and carefully consider the information presented in this Proxy Statement, and to complete, date, sign and promptly return the enclosed proxy in the enclosed postage-paid envelope.


     Questions And Answers About The Proxy Materials And The Special Meeting


Why Are We Calling This Special           To amend our Certificate of
Meeting?                                  Incorporation to increase the number
                                          of authorized shares of common stock
                                          from 55 million to two billion shares,
                                          an increase of 1,945,000,000 shares,
                                          so as to permit the conversion of the
                                          Series 1 Stock issued in the
                                          acquisition of Amphioxus Cell
                                          Technologies and to approve the 2006
                                          Plan, which management believes is
                                          integral to the Company's compensation
                                          strategies and programs and will
                                          maintain the flexibility that the
                                          Company needs to keep pace with its
                                          competitors and effectively recruit,
                                          motivate and retain the caliber of
                                          employees essential for achievement of
                                          the Company's success.

Who Can Vote?                             For each share of our common stock
                                          that you owned as of the close of
                                          business on May 9, 2006, the Record
                                          Date for this Special Meeting, you are
                                          entitled to one vote on each matter to
                                          be voted upon at the Special Meeting.
                                          For each share of our Series 1 Stock
                                          that you owned on the Record Date you
                                          are entitled to 10,000 votes on each
                                          matter to be voted upon at the Special
                                          Meeting. On the Record Date, there
                                          were [___] shares of our common stock
                                          and [__] shares of our Series 1 Stock
                                          issued and outstanding.

How Do I Vote?                            If your shares are registered directly
                                          in your name, you may vote as follows:

                                          o   By Mail: Complete and sign the
                                              enclosed proxy and mail it in the
                                              enclosed postage prepaid envelope
                                              to Computershare Investor Services
                                              LLC.

                                          o   By Fax: Stockholders of record may
                                              grant a proxy to vote their shares
                                              by fax but not on the Internet or
                                              by telephone. The law of Delaware,
                                              under which the Company is
                                              incorporated, specifically permits
                                              electronically transmitted
                                              proxies, provided that each such
                                              proxy contains or is submitted
                                              with information from which the
                                              inspectors of election can
                                              determine that such proxy was
                                              authorized by the stockholder. The
                                              voting procedures below are
                                              designed to authenticate
                                              stockholders' identities, to allow
                                              stockholders to grant a proxy to
                                              vote their shares and to confirm
                                              that stockholders' instructions
                                              have been recorded properly. To
                                              vote by fax, complete and sign the
                                              enclosed proxy and fax it to
                                              Computershare Investor Services
                                              LLC at (440) 239-7355; Attn: Gail
                                              Hollingshead. Votes submitted by
                                              fax must be received by 11:59
                                              p.m., New York time on July 5,
                                              2006.

                                          o   In Person at the Meeting. If you
                                              attend the Special Meeting, you
                                              may deliver your completed proxy
                                              card in person or you may vote by
                                              completing a ballot, which will be
                                              available at the Special Meeting.
                                              Submitting your proxy by mail or
                                              fax will not affect your right to
                                              vote in person should you decide
                                              to attend the Special Meeting.

                                          Your proxy will be voted according to
                                          your instructions. If you do not
                                          specify how you want your shares
                                          voted, they will be voted as
                                          recommended by our Board.

How Do I Vote, If My Shares Are Not       If your shares are held in "street
Registered Directly In My Name?           name" (held for your account by a
                                          broker, bank or other nominee) you
                                          will receive instructions from your
                                          broker, bank or other nominee
                                          explaining how to cast your vote. If
                                          you wish to cast your vote in person
                                          at the meeting, contact the broker,
                                          bank or other nominee who holds your
                                          shares to obtain a broker's proxy card
                                          and bring it with you to the Special
                                          Meeting. You will not be able to enter
                                          the Special Meeting or vote unless you
                                          have a proxy from your broker issued
                                          in your name giving you the right to
                                          vote the shares.

                                          A number of brokers and banks are
                                          participating in a program provided
                                          through ADP Investor Communication
                                          Services that offers telephone and
                                          Internet voting options. If your
                                          shares are held in an account with a
                                          broker or bank participating in the
                                          ADP Investor Communication Services
                                          program, you may vote those shares
                                          telephonically by calling the
                                          telephone number shown on the voting
                                          form received from your broker or
                                          bank, or via the Internet at ADP
                                          Investor Communication Services'
                                          voting Web site
                                          http://www.proxyvote.com.

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

If I Vote By Proxy, How Can I Change      You may revoke your proxy and change
My Vote?                                  your vote at any time before the
                                          Special Meeting. To do this, you must
                                          do one of the following:

                                          o   Sign and date a new proxy and
                                              submit it as instructed above.
                                              Only your latest proxy vote is
                                              counted.

                                          o   Attend the Special Meeting and
                                              vote in person.

                                          o   File a written notice of
                                              revocation with Secretary of Stem
                                              Cell at its principal executive
                                              offices, 1812 Front Street, Scotch
                                              Plains, NJ 07076.

                                          Attending the Special Meeting will not
                                          revoke your proxy unless you
                                          specifically request it.

Will My Shares Be Voted If I Do Not       If your shares are registered directly
Return My Proxy?                          in your name, your shares will not be
                                          voted if you do not return your proxy,
                                          or attend and vote at the Special
                                          Meeting. If you have misplaced your
                                          proxy, you may obtain another by
                                          contacting Computershare Investor
                                          Services LLC at [xxx-xxx-xxxx] or
                                          writing them at
                                          [______________________]

                                          If your shares are held in "street
                                          name," and you do not give a proxy to
                                          your brokerage firm to vote your
                                          shares, your brokerage firm will leave
                                          your shares unvoted because the
                                          proposal to approve the Amendment is
                                          not considered a routine matter for
                                          which brokers are permitted to vote on
                                          your behalf. Therefore, we encourage
                                          you to provide voting instructions to
                                          your brokerage firm by submitting your
                                          proxy. This ensures your shares will
                                          be voted at the Special Meeting
                                          according to your instructions. You
                                          should receive directions from your
                                          brokerage firm about how to submit
                                          your proxy to them at the time you
                                          receive this proxy statement.

How Will Abstentions Be Treated           Abstentions will be treated as shares
                                          present for quorum purposes and
                                          entitled to vote, so they will have
                                          the same practical effect as votes
                                          against the Amendment and the 2006
                                          Plan, because approval of the
                                          Amendment requires the affirmative
                                          vote of holders representing a
                                          majority of the number of votes
                                          entitled to be cast on the Record Date
                                          by holders of (i) the common stock,
                                          voting as a separate class, and (ii)
                                          the Series 1 Stock and common stock,
                                          voting together, and approval of the
                                          2006 Plan requires the affirmative
                                          vote of the holders representing a
                                          majority of the number of votes
                                          entitled to be cast by holders of the
                                          Series 1 Stock and common stock,
                                          present in person or represented by
                                          proxy at the Special Meeting.

How Will Broker Non-Votes Be Treated      Broker non-votes will be counted for
                                          quorum purposes. Broker non-votes will
                                          have the effect of a vote against the
                                          Amendment because approval of the
                                          Amendment requires the affirmative
                                          vote of holders representing a
                                          majority of the number of votes
                                          entitled to be cast on the Record Date
                                          by holders of (i) the common stock,
                                          voting as a separate class, and (ii)
                                          the Series 1 Stock and common stock,
                                          voting together. Broker non-votes will
                                          have no effect on the approval of the
                                          2006 Plan.

What Does It Mean If I Receive More       It means that you have more than one
Than One Proxy Card                       account in which our stock is held,
                                          which may be at the transfer agent,
                                          with stockbrokers or otherwise. Please
                                          complete and return all proxies for
                                          each account to ensure that all of
                                          your shares are voted.

How Many Shares Must Be Present To        Holders representing a majority of the
Hold The Special Meeting?                 number of votes entitled to be cast by
                                          holders of the (i) common stock and
                                          (ii) Series 1 Stock and common stock,
                                          present in person or represented by
                                          proxy must be present at the Special
                                          Meeting to hold the Special Meeting
                                          and conduct business. This is called a
                                          quorum. Shares will be counted as
                                          present at the Special Meeting if the
                                          stockholder completes and submits a
                                          proxy or is present in person at the
                                          Special Meeting. Shares that are
                                          present that vote to abstain or do not
                                          vote are counted as present for
                                          establishing a quorum. If a quorum is
                                          not present, we expect that the
                                          Special Meeting will be adjourned
                                          until we obtain a quorum.

What Vote Is Required To Approve The      To amend the Company's certificate
Amendment and the 2006 Plan And How       incorporation to increase the number
Are Votes Counted?                        of authorized shares of common stock
                                          from 55 million shares to two billion
                                          shares and to approve the 2006 Plan, a
                                          quorum must be present or represented
                                          by proxy at the Special Meeting. To
                                          approve the Amendment, holders
                                          representing a majority of the number
                                          of votes entitled to be cast on the
                                          Record Date by holders of (i) the
                                          common stock, voting as a separate
                                          class, and (ii) the Series 1 Stock and
                                          common stock, voting together, must
                                          vote "FOR" the Amendment. To approve
                                          the 2006 Plan, holders representing a
                                          majority of the number of votes
                                          entitled to be cast by holders of the
                                          Series 1 Stock and common stock,
                                          present in person or represented by
                                          proxy at the Special Meeting must vote
                                          "FOR" the 2006 Plan. If your broker
                                          holds your shares in "street name,"
                                          and if you do not vote your shares,
                                          your brokerage firm does NOT have the
                                          authority to vote your shares and will
                                          therefore be treated as a no vote.

How Does The Board Of Directors           Our Board of Directors unanimously
Recommend That I Vote?                    recommends a vote FOR the Amendment to
                                          increase our authorized shares of
                                          common stock from 55 million shares to
                                          two billion shares, an increase of
                                          1,945,000,000 shares, and FOR the 2006
                                          Plan.

Why Is The Company Seeking                As of _______, 2006, we had only
Stockholder Approval?                     4,660,714, shares of authorized but
                                          unissued shares of common stock
                                          remaining (and not otherwise available
                                          reserved for issuance).

                                          In connection with our acquisition of
                                          Amphioxus Cell Technologies, Inc., in
                                          February, 2006, we issued 99,788.8695
                                          shares of the Series 1 Stock,
                                          $2,350,000 principal amount of
                                          Convertible Notes and warrants, which
                                          are collectively convertible into or
                                          exercisable for an aggregate of
                                          1,196,672,329 shares of our common
                                          stock. In addition, prior to the
                                          acquisition we had warrants to
                                          purchase 58,797,102 shares
                                          outstanding. Accordingly, we need to
                                          increase our authorized common stock
                                          by at least not 1,250,908,717 shares
                                          to permit the full conversion of the
                                          Series 1 Stock, the Convertible Notes
                                          and the warrants.

                                          In addition, it is critical to our
                                          business and strategy to have common
                                          stock available to fund our operations
                                          and expansion plans, including for use
                                          in financing, licensing agreements,
                                          joint ventures, development of
                                          strategic relationships and
                                          acquisitions (none of which is
                                          currently the subject of any
                                          agreement, arrangement or
                                          understanding) and for use in
                                          compensating and motivating key
                                          employees. Under Delaware corporate
                                          law, we need stockholder approval to
                                          amend our Certificate of Incorporation
                                          to increase the number of authorized
                                          shares of common stock.

                                          For these reasons, we are seeking
                                          stockholder approval to increase our
                                          authorized shares of common stock from
                                          55 million shares to two billion
                                          shares, an increase of 1,945,000,000
                                          shares. Upon conversion of the Series
                                          1 Stock into common stock, which will
                                          occur automatically upon the increase
                                          in our authorized shares, and after
                                          the reservation of shares for the
                                          conversion of the Convertible Notes
                                          and the exercise of warrants, we will
                                          have _______ shares of common stock
                                          available for issuance to satisfy our
                                          future needs.

                                          The 2006 Plan is integral to our
                                          compensation strategies and programs
                                          and will maintain the flexibility that
                                          we need to keep pace with our
                                          competitors and effectively recruit,
                                          motivate and retain the caliber of
                                          employees essential for achievement of
                                          our success. We believe that adoption
                                          of the 2006 Plan will enhance our
                                          long-term stockholder value by
                                          offering participants opportunities to
                                          acquire a proprietary interest in us
                                          and to link their interests and
                                          efforts to our long-term interests. If
                                          the 2006 Plan is not approved, it will
                                          be more difficult to recruit and
                                          retain the caliber of employees
                                          essential for achievement of our
                                          success.

                                          For these reasons we are seeking
                                          approval of the 2006 Plan.

What Will Happen If The Amendment Is      If the Amendment is not approved, the
Not Approved? What Are The                holders of the (i) Series 1 Stock,
"Alternatives"?                           (ii) Convertible Notes, or (iii)
                                          warrants will not be able to convert
                                          their shares into common stock in
                                          accordance with their terms.

                                          Under the terms of the Convertible
                                          Notes, we will be obligated to pay
                                          liquidated damages to the holders of
                                          the Convertible Notes of $47,000 for
                                          each 30 day period after January 31,
                                          2007 which the holders of the
                                          Convertible Notes can not convert
                                          their Convertible Notes into common
                                          stock. In addition, under the terms of
                                          certain outstanding warrants, we will
                                          be obligated to pay liquidated damages
                                          to the holders of the warrants of
                                          approximately $____________(based upon
                                          the current market price of the common
                                          stock) for each 30 day period after
                                          December 31, 2006, which the holders
                                          of the warrants can not exercise their
                                          warrants.

                                          In addition, we will not have
                                          available any shares of common stock
                                          for future issuance in connection with
                                          our business and in furtherance of
                                          opportunities that may become
                                          available to us. Having a sufficient
                                          number of authorized and unissued
                                          shares is, in the opinion of our Board
                                          of Directors, important to our
                                          business and strategy.

                                          We currently have limited common stock
                                          that is not issued and outstanding or
                                          reserved for issuance. We require
                                          available common stock to fund our
                                          operations and expansion plans,
                                          including for use in financings,
                                          licensing agreements, joint ventures,
                                          development of strategic relationships
                                          and acquisitions (none of which is
                                          currently the subject of any
                                          agreement, arrangement or
                                          understanding) and for use in
                                          compensating and motivating key
                                          employees.

                                          As a result, if the Amendment is not
                                          approved, we will likely face several
                                          adverse consequences. These adverse
                                          consequences include the following:

                                          o   not having common stock available
                                              for our business and strategy as
                                              described above, including the
                                              inability to complete equity
                                              financings to fund ongoing
                                              operations; and

                                          o   more difficulty in attracting and
                                              retaining employees if we are
                                              unable to provide them with any
                                              equity incentives.

                                          If the 2006 Plan is not approved, it
                                          will be more difficult to recruit and
                                          retain the caliber of employees
                                          essential for achievement of our
                                          success.


Are There Other Matters To Be Voted On    The Board of Directors knows of no
At The Special Meeting?                   other matters that are to be brought
                                          before the Special Meeting. If any
                                          other business properly comes before
                                          the Special Meeting, including the
                                          consideration of a motion to adjourn
                                          such meeting (including for purposes
                                          of soliciting additional votes), it is
                                          the intention of the persons named in
                                          the enclosed form of proxy to vote the
                                          shares they represent as the board of
                                          directors may recommend.

Who Will Pay The Costs Of Soliciting      We will pay the costs of soliciting
These Proxies?                            proxies. In addition to the mailing of
                                          these proxy materials, our directors,
                                          officers and employees may solicit
                                          proxies by telephone, e-mail and in
                                          person, without additional
                                          compensation. Upon request, we will
                                          also reimburse brokerage houses and
                                          other custodians, nominees and
                                          fiduciaries for their reasonable
                                          out-of-pocket expenses for
                                          distributing proxy materials to
                                          stockholders.

Who Can Help Answer my Questions?         Stockholders who would like additional
                                          copies, without charge, of this proxy
                                          statement or have additional questions
                                          about the transaction, including the
                                          procedures for voting their shares,
                                          should contact:

                                               Stem Cell Innovations, Inc.
                                                    1812 Front Street
                                                 Scotch Plains, NJ 07076
                                                     (908) 663-2150
                                                    Attn: Secretary



                      Information Concerning The Amendment

         Our Board of Directors has unanimously adopted a resolution recommending stockholder approval of the Amendment to our Certificate of Incorporation to increase the Company's number of authorized shares of common stock from 55 million shares to two billion shares, an increase of 1,945,000,000 shares (with no change to our preferred stock).

         The Board of Directors believes that the proposal to increase our authorized shares of common stock is important to the Company's business, strategy and ongoing operations for the following reasons:

o it is critical to have common stock available to fund our operations and expansion plans, including for use in financings, licensing agreements, joint ventures, development of strategic relationships and acquisitions;

o it will permit the holders of the Series 1 Stock and the Convertible Notes to convert their shares into common stock and holders of warrants to exercise their warrants which will increase the public float and liquidity of our common stock; and

the failure to approve the Amendment would obligate the Company to pay liquidated damages to the holders of the Convertible Notes of $47,000 for each 30 day period after January 31, 2007 which the holders of the Convertible Notes can not convert their Convertible Notes into common stock. In addition, under the terms of certain outstanding warrants, we will be obligated to pay liquidated damages to the holders of the warrants of approximately $____________(based upon the current market price of the common stock) for each 30 day period after December 31, 2006, which the holders of the warrants can not exercise their warrants.

         If the Amendment is approved, the share increase will become effective upon filing an amended Certificate of Incorporation with the Secretary of State of the State of Delaware. As a result of the above, the Board believes it is important and in the Company's best interest for stockholders to approve the Proposal.

Background Information

         Pursuant to the terms of the Agreement and Plan of Merger (the "Merger") dated February 14, 2006, the Company acquired Amphioxus Cell Technologies, Inc. ("Amphioxus"), a cell biology company located in Houston, Texas. By virtue of the Merger, all outstanding shares of common stock of Amphioxus were converted into Series 1 Stock of the Company. The Series 1 Stock issued in connection with the Merger is mandatorily convertible (upon stockholder approval amending the Certificate of Incorporation of the Company to increase the number of shares of common stock authorized to be issued by the Company) into an aggregate of 757,821,430 shares of common stock. In addition, certain creditors of the Company and Amphioxus converted $3,578,518 of debt held by them into Series 1 Stock and warrants to purchase common stock in connection with the Merger. As a result of these transactions, these creditors received shares of Series 1 Stock convertible into 170,950,597 shares of common stock and warrants to purchase 46,725,303 shares of common stock. In connection with the Merger, the Company also completed a private placement of Convertible Notes and warrants to accredited investors pursuant to which the Company sold an aggregate of $2,350,000 principal amount of Convertible Notes convertible into 78,333,333 shares of common stock and warrants to purchase 39,166,666 shares of common stock at an exercise price of $.06 per share. On the same date the Company completed another private placement of $1,563,000 of Series 1 Stock convertible into 52,116,667 shares of common stock and warrants to purchase an additional 26,058,333 shares of common stock.



Amendment of Certificate of Incorporation to Increase by 1,945,000,000 shares the Company's Authorized Capital.

         We are requesting stockholder approval to amend our Certificate of Incorporation to increase the number of authorized shares of common stock from 55 million shares to two billion shares, an increase of 1,945,000,000 shares. Approval of the additional authorized shares of common stock will permit us to convert the shares of Series 1 Stock issued in connection with the Merger into 997,888,965 shares of common stock and to reserve an additional 257,580,736 shares of common stock required for conversion of the Convertible Notes and the exercise of our outstanding warrants. The requested increase will also allow the Company to utilize the additional shares of common stock for general corporate purposes, including for possible use in connection with funding our continued operations and expansion plans, including financings, joint ventures, licensing arrangements, acquisitions and development of certain strategic relationships, as well as the continued motivation of our key employees. While we have no current plans to effect any specific business transaction with additional shares, in the event we do effect any such transaction, shares will only be issued upon approval by our Board of Directors in a manner consistent with the exercise of its fiduciary duties.

         Stockholder approval of the Amendment will not assure that we will be able to raise additional funds sufficient to attain profitable operations. We believe, however, that approval of the Amendment will place the Company in a better position to obtain additional financing as and if necessary to continue our business plan.

Effect of Proposal On Existing Stockholders

         The common stock to be authorized will have rights identical to the currently outstanding common stock of the Company. Implementation of the Amendment and issuance of the common stock will not negatively affect the rights of holders of the Company's currently outstanding common stock, except for the substantial dilutive effects from the issuance of 997,888,695 shares of common stock upon the conversion of the Series 1 Stock issued in the connection with the Merger and the issuance of the additional authorized shares of common stock. As with any future issuance of common stock, the issuance of additional common stock will have a dilutive effect on the ownership interests of the Company's existing stockholders such as dilution to any future net income per share and any future payment of dividends per share, if and when the Company becomes profitable. The issuance of additional shares of common stock will also have a dilutive effect on the voting rights of current holders of common stock and, if and to the extent shares are sold for a price less than the then current market value of the stock, decrease the market value of the common stock.

Board Recommendation

         Our Board believes it is important to the Company and its and our stockholders' best interests to approve the proposal to amend our Certificate of Incorporation to increase the number of authorized shares of our common stock, which will allow us to meet our obligations under the Convertible Notes and warrants and to fund our operations and expansion plans, including for use in financings, licensing agreement, joint ventures, the motivation of key employees, the development of strategic relationships and acquisitions (none of which are currently the subject of any agreement, arrangement or understanding). Accordingly, the Board recommends that you vote FOR the Amendment

Vote Required

         To approve the Amendment, a quorum must be present or represented by proxy at the Special Meeting and stockholders representing a majority of the number of votes entitled to be cast as of the Record Date by holders of the (i) common stock, voting as a separate class, and (ii) Series 1 Stock and common stock, voting together, must vote FOR the Amendment.


               APPROVAL OF THE COMPANY'S 2006 INCENTIVE STOCK PLAN

         The Board of Directors has adopted the Stem Cell Innovations' 2006 Incentive Stock Plan (the "2006 Plan") and recommends that stockholders approve the 2006 Plan at the Special Meeting.

         The 2006 Plan is integral to the Company's compensation strategies and programs and will maintain the flexibility that the Company needs to keep pace with its competitors and effectively recruit, motivate and retain the caliber of employees essential for achievement of the Company's success. The Board of Directors believes that adoption of the 2006 Plan will enhance the long-term stockholder value of the Company by offering participants opportunities to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company's stockholders.

         The 2006 Plan will permit awards of incentive stock options, nonqualified stock options, restricted stock, stock units, performance shares, performance units and other incentives payable in cash or in shares of the Company's common stock. Stockholder approval of the 2006 Plan will permit performance-based awards available under the 2006 Plan to qualify for deductibility under Section 162(m) of the Internal Revenue Code (the "Code").

         Awards and grants under the 2006 Plan are referred to collectively as "Awards." Those eligible for Awards under the 2006 Plan include any employee, officer or director of the Company or any entity that is directly or indirectly controlled by the Company. Consultants, agents, advisors and independent contractors who provide services to the Company are also eligible to receive Awards. Persons who receive Awards are referred to as "Participants."

         A summary of the principal features of the 2006 Plan is provided below, but it is qualified in its entirety by reference to the full text of the 2006 Plan that is published in this proxy statement as Appendix A.

         Shares Available for Issuance

         The aggregate number of shares of common stock available for issuance under the 2006 Plan will not exceed 100,000,000. No Participant may receive in any one calendar year Awards relating to more than _______________shares of common stock.

         If there is any change in the common stock by reason of any stock split, stock dividend, spin-off, recapitalization, merger, consolidation, combination, or exchange of shares, distribution to stockholders other than a normal cash dividend or other change in the Company's corporate or capital structure, the maximum number and kind of securities (i) available for issuance under the 2006 Plan, (ii) available for issuance as incentive stock options,
(iii) that may be subject to Awards received by any Participant in any one calendar year, (iv) that may be subject to different types of Awards and (v) that are subject to any outstanding Award and the price of each security may be equitably adjusted by the Board of Directors in its discretion.

         Shares covered by an Award will not count against the shares available for issuance under the 2006 Plan until they are actually issued and delivered to a Participant. If an Award granted under the 2006 Plan lapses, expires, terminates or is forfeited, surrendered or canceled without having been fully exercised or without the issuance of all of the shares subject to the Award, the shares covered by such Award will again be available for use under the 2006 Plan. In addition, shares that are (i) tendered by a Participant or retained by the Company as payment for the purchase price of an Award or to satisfy tax withholding obligations, (ii) covered by an Award that is settled in cash, or
(iii) reacquired by the Company on the open market using cash proceeds received by the Company from the exercise of Stock Options, will be available for issuance under the 2006 Plan.

         Administration

         The 2006 Plan will be administered by the Board of Directors.

         Awards

         Performance Share and Performance Unit Awards
         ---------------------------------------------

         The Board of Directors may grant Awards of performance shares and/or performance units to Participants. Each Award of performance shares will entitle the Participant to a payment in the form of shares of Company stock upon the attainment of specified performance goals. Each Award of performance units will entitle the Participant to a cash payment upon the attainment of specified performance goals. No Participant who is a "covered employee" for purposes of
Section 162(m) of the Code may earn more than $500,000 pursuant to a performance unit award in any one calendar year. The performance units may be paid in common stock, at the discretion of the Board of Directors.

         Restricted Stock and Stock Unit Awards
         --------------------------------------

         Restricted stock consists of shares of common stock that are transferred or sold by the Company to a Participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the Participant. Stock Units are the right to receive shares of common stock, cash or a combination of shares and cash at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Board of Directors. Upon a Participant's satisfaction of any terms, conditions and restrictions, as determined by the Board of Directors, the shares covered by a restricted stock Award will be transferred to the Participant, and stock units will be paid in cash, shares of common stock or a combination of both. The Board of Directors may determine whether restricted stock or stock unit Awards accrue dividends or dividend equivalents with respect to the shares of common stock underlying any Award.

         Stock Options
         -------------

         The Board of Directors may grant stock options to Participants either in the form of incentive stock options or nonqualified stock options. The exercise price of any shares subject to a stock option may be no less than 100% of the fair market value of the shares for the date the stock option is granted. For purposes of the 2006 Plan, if the company stock is traded on a national exchange or on the Nasdaq market, fair market value means the closing price of such stock on the date the stock option is granted (or, if no shares were traded that day, on the last sale date, provided it was within a reasonable period of time before the grant date); if the common stock is traded on the over-the-counter market, fair market value means the average of the closing bid and asked prices on such date (or, if no shares were traded that day, on the last sale date, provided it was within a reasonable period of time before the grant date); if the common stock is not listed on a national exchange or on the Nasdaq market, and is not traded in the over-the-counter market (or if it is so listed or traded, but no shares were traded within a reasonable period of time before the grant date) fair market value is determined by the Board of Directors from all relevant available facts. The term of a stock option cannot exceed ten years. At the time of grant, the Board of Directors in its sole discretion will determine when stock options are exercisable and when they expire.

         Performance Criteria
         --------------------

         Awards of performance shares, performance units, restricted stock, stock units and other Awards under the 2006 Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code. These business criteria are profits (including, but not limited to, profit growth, net operating profit or economic profit); profit-related return ratios; return measures (including, but not limited to, return on assets, capital, equity or sales); cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); earnings (including, but not limited to, net earnings, earnings per share, or earnings before or after taxes); net sales growth; net income (before or after taxes, interest, depreciation and/or amortization); gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total stockholder return); expense targets; margins; operating efficiency; customer satisfaction; and working capital targets. Any performance criteria may be used to measure the performance of the Company as a whole or any business unit of the Company. Any performance criteria may include or exclude nonrecurring items, which are items deemed by the Board of Directors not to be reflective of the Company's core operating performance, including exogenous events, acquisitions, divestitures, changes in accounting principles or extraordinary items determined under generally accepted accounting principles.

         Amendment and Termination of the 2006 Plan

         The Board of Directors may amend the 2006 Plan, except that if any applicable statute, rule or regulation, including those of any securities exchange, requires stockholder approval with respect to any amendment of the 2006 Plan, then to the extent so required, stockholder approval will be obtained. The 2006 Plan specifically provides that the Board of Directors may not, without the prior approval of the Company's stockholders, cancel any outstanding Option for the purpose of reissuing the Option to the Participant at a lower exercise price or reduce the exercise price of an outstanding Option. Unless sooner terminated by the Board, the 2006 Plan will terminate ten years from the date stockholders approve the 2006 Plan.

         Federal Income Tax Consequences

         The Company has been advised by counsel that the material tax consequences as they relate to Awards under the 2006 Plan to the Company and to its employees who are U.S. citizens under current U.S. federal income tax laws are as follows:

         Performance Shares, Restricted Stock and Stock Units
         ----------------------------------------------------

         A Participant who receives an Award of performance shares, restricted stock or stock units does not generally recognize taxable income at the time the Award is granted. Instead, the Participant recognizes ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares.

         A Participant may elect to recognize income at the time he or she receives restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the shares) on the date the Award is granted.

         The Company receives a compensation expense deduction in an amount equal to the ordinary income recognized by the Participant in the taxable year in which restrictions lapse (or in the taxable year of the Award if, at that time, the Participant had filed a timely election to accelerate recognition of income).

         Incentive Stock Options
         -----------------------

         A Participant does not generally recognize taxable income upon the grant or upon the exercise of an incentive stock option. Upon the sale of shares subject to an incentive stock option, the Participant recognizes income in an amount equal to the difference, if any, between the exercise price of the shares and the fair market value of those shares on the date of sale. The income is taxed at long-term capital gains rates if the Participant has not disposed of the stock within two years after the date of the grant of the incentive stock option and has held the shares for at least one year after the date of exercise and the Company is not entitled to a federal income tax deduction. The holding period requirements are waived when a Participant dies.

         The exercise of an incentive stock option may in some cases trigger liability for the alternative minimum tax.

         If a Participant sells shares subject to an incentive stock option before having held them for at least one year after the date of exercise and two years after the date of grant, the Participant recognizes ordinary income to the extent of the lesser of (i) the gain realized upon the sale; or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the Participant has held the shares prior to disposition. In the year of disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income that the Participant recognizes as a result of the disposition.

         Nonqualified Stock Options
         --------------------------

         A Participant does not recognize taxable income upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the Participant recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the nonqualified stock option on the date of exercise exceeds the exercise price. The Company receives an income tax deduction in an amount equal to the ordinary income that the Participant recognizes upon the exercise of the nonqualified stock option.

         Penalty Tax on Certain Grants
         -----------------------------

         The American Jobs Creation Act of 2004 (the "Jobs Act") which became law in October 2004, imposes a 20% penalty tax on compensation that is deferred after 2004 under a deferred compensation plan unless the plan under which the compensation is deferred meets certain requirements. The penalty also includes interest on any underpayment, generally from the year the compensation was first deferred. Under the Jobs Act and initial, temporary guidance from the Internal Revenue Service, "deferred compensation" includes certain forms of equity based compensation awards, including stock options granted at exercise prices below the market price of the underlying common stock at the date of grant; certain stock appreciation rights; stock units; and other similar grants. "Deferred compensation" does not include options with an exercise price at or above the grant date market price or grants of restricted stock. The Department of the Treasury and Internal Revenue Service are expected to issue additional guidance on the application of the Jobs Act to equity compensation, which may expand, extend or limit the types of equity based compensation awards subject to the penalties under the Jobs Act. Although the initial guidance indicates that any expansion of the coverage of the Jobs Act would be applied on a prospective basis only, there can be no assurance that any such guidance or other tax legislation may not have an effect on Benefits granted prior to the date of such guidance or legislation.

         General
         -------

         The Company may not deduct compensation of more than $1 million that is paid to an individual who, on the last day of the taxable year, is either the Company's chief executive officer or is among one of the four other most highly-compensated officers for that taxable year. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that Awards in the form of performance stock, performance units, performance-based restricted stock, performance-based stock units and stock options may qualify as performance-based compensation and, as such, be exempt from the $1 million limitation on deductible compensation.

         A new plan benefits table, as described in the federal proxy rules, is not provided because no grants have been made under the 2006 Plan and all Awards are discretionary. On __________, 2006 the closing price of the common stock was $ _____. As of that date, approximately ___ persons were eligible to receive Awards under the 2006 Plan.

         Stockholder Approval

         In order to be approved, the 2006 Plan must receive the affirmative vote of holders representing a majority of the number of votes entitled to be cast by holders of the Series 1 Stock and common stock present in person or represented by proxy at the Special Meeting.

         The Board of Directors Recommends a Vote FOR Approval of the Stem Cell Innovations' 2006 Incentive Stock Plan.




         Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information regarding the beneficial ownership of the common stock of the Company as of March 31, 2006 by
(i) each stockholder who is known by the Company to own beneficially 5% percent or more of the common stock of the Company; (ii) each of the Company's directors; (iii) each of the Company's executive officers; and (iv) all of the Company's directors and executive officers as a group.

         Except as otherwise noted, the address of each person listed in the table is c/o Stem Cell Innovations, Inc., 1812 Front Street, Scotch Plains, NJ 07076. Unless otherwise indicated, to the Company's knowledge, all persons listed below have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Applicable percentage ownership is based on 44,339,286 shares of common stock outstanding as of March 31, 2006 together with options or convertible securities that are currently exercisable or convertible or exercisable or convertible within 60 days of March 31, 2006. In computing the number and percentage of shares beneficially owned by a person, shares of common stock issuable upon conversion or subject to options currently exercisable, or convertible or exercisable within 60 days of March 31, 2006 are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person.

                                                                                 Of Total Number of
                                                                                Shares Beneficially
                                                                                Owned, Shares which
                            Total Number of Shares      Percent of Common              may be
Name                           Beneficially Owned          Stock Owned         Acquired Within 60 days
----                           ------------------          -----------         -----------------------
Margie Chassman                  26,738,294 (1)                45.1%                 15,000,000
445 West 23rd Street
New York, NY  10011


-----------------------------

(1) Includes 15,000,000 shares that may be acquired upon the exercise of warrants, exercisable, until March 2008, at a price of $.01 per share.


No Preemptive or Appraisal Rights

         Holders of the Company's common stock have no preemptive rights to purchase additional shares upon issuance of additional shares by the Company. Under Delaware law, the Company's stockholders are not entitled to appraisal rights with respect to the proposed increase in the number of authorized shares.

Potential Anti-Takeover Effect

         Additional authorized shares are not sought for anti-takeover purposes. Increasing the number of authorized shares of the common stock is not motivated by takeover concerns and is not intended by the Board to be an anti-takeover measure. The proposed amendment to our Certificate of Incorporation is not in response to any known effort on the part of any party to accumulate material amounts of stock to acquire control of us or to change our management. However, the availability of additional authorized but unissued shares of common stock could enable the Board to make it more difficult for a person or group of persons to obtain control of the Company by a proxy or tender offer, by issuing shares in a defensive manner. For example, the existence of authorized but unissued shares permits the Board to issue such shares without stockholder approval that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for a combination of the Company with another company.

                                  Other Matters

         Only the proposals set forth in the Notice for this Special Meeting of Stockholders are currently intended to be presented for vote at the Special Meeting.

                  Stockholder Proposals For 2006 Annual Meeting

         Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of the Company's stockholders by submitting such proposals to the Company in a timely manner and by including with such proposal the information specifically called for by Rule 14a-8. In order to be so included in the Company's 2006 proxy statement and to be properly considered at the 2006 Annual Meeting, stockholder proposals must be received by the Company a reasonable time before the Company begins to print and mail its proxy materials, and must otherwise comply with the requirements as set forth in Rule 14a-8.

                                Request For Vote

         It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. YOU ARE URGED TO PROMPTLY EXECUTE AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the Special Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                                    By Order of the Board of Directors,



                                    By:
                                        ----------------------------------
                                        Mark S. Germain
                                        Chairman of the Board of Directors

                                      PROXY

                         SPECIAL MEETING OF STOCKHOLDERS
                         OF STEM CELL INNOVATIONS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James H. Kelly and Lawrence M. Gordon, and either of them, as proxies of the undersigned with full power of substitution to vote as designated below all shares of Stem Cell Innovations, Inc. common stock, par value $0.01 per share, that the undersigned held of record on May 9, 2006, at the Special Meeting of Stockholders of Stem Cell Innovations, Inc. to be held on July 6, 2006 and at any postponement or adjournment thereof.

1. Approval of the amendment to the Certificate of Incorporation of Stem Cell Innovations, Inc. to increase the number of authorized shares of common stock from 55,000,000 to 2,000,000,000.

             [ ] FOR            [ ] AGAINST                [ ] ABSTAIN

2.   Approval of Stem Cell Innovations' 2006 Incentive Stock Plan.

             [ ] FOR            [ ] AGAINST                [ ] ABSTAIN

3. To transact such other business as may properly come before the special meeting or any adjournment thereof, including any motion to adjourn to a later time to permit further solicitation of proxies if necessary to establish a quorum or to obtain additional votes in favor of the foregoing items, or before any postponements or adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION AND FOR THE PROPOSAL TO APPROVE STEM CELL INNOVATIONS' 2006 INCENTIVE STOCK PLAN.

                                                     Dated: ______________, 2006

[label]

                             ----------------------    -------------------------
                             Signature                 Signature


                             ----------------------    -------------------------
                             Print Name                Print Name


                                           Number of Shares Owned: _____________

Each person whose name is on the Stem Cell Innovations, Inc. Stock Certificate should sign above in the same manner in which such person's name appears on the Certificate. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please give full title. If there is more than one fiduciary, all should sign. A corporation should use its full corporate name and the person signing on its behalf must be an authorized officer. In the even of joint tenancy or other co-ownership, all should sign.

Please date and sign where indicated and promptly return this proxy to Stem Cell in the enclosed self-addressed postage prepaid envelope. If you do not sign and return this proxy, or attend the special meeting in person and vote, your shares will not be voted.

                                      PROXY

                         SPECIAL MEETING OF STOCKHOLDERS
                         OF STEM CELL INNOVATIONS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James H. Kelly and Lawrence M. Gordon, and either of them, as proxies of the undersigned with full power of substitution to vote as designated below all shares of Stem Cell Innovations, Inc. Series 1 Voting Convertible Preferred Stock that the undersigned held of record on May 9, 2006, at the Special Meeting of Stockholders of Stem Cell Innovations, Inc .to be held on July 6, 2006 and at any postponement or adjournment thereof.

1. Approval of the amendment to the Certificate of Incorporation of Stem Cell Innovations, Inc. to increase the number of authorized shares of common stock from 55,000,000 to 2,000,000,000.

             [ ] FOR            [ ] AGAINST                [ ] ABSTAIN

2.   Approval of Stem Cell Innovations' 2006 Incentive Stock Plan.

             [ ] FOR            [ ] AGAINST                [ ] ABSTAIN

3. To transact such other business as may properly come before the special meeting or any adjournment thereof, including any motion to adjourn to a later time to permit further solicitation of proxies if necessary to establish a quorum or to obtain additional votes in favor of the foregoing items, or before any postponements or adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION AND FOR THE PROPOSAL TO APPROVE STEM CELL INNOVATIONS' 2006 INCENTIVE STOCK PLAN.

                                                     Dated: ______________, 2006

[label]

                             ----------------------    -------------------------
                             Signature                 Signature


                             ----------------------    -------------------------
                             Print Name                Print Name


                                           Number of Shares Owned: _____________

Each person whose name is on the Stem Cell Innovations, Inc. Stock Certificate should sign above in the same manner in which such person's name appears on the Certificate. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please give full title. If there is more than one fiduciary, all should sign. A corporation should use its full corporate name and the person signing on its behalf must be an authorized officer. In the even of joint tenancy or other co-ownership, all should sign.

Please date and sign where indicated and promptly return this proxy to Stem Cell in the enclosed self-addressed postage prepaid envelope. If you do not sign and return this proxy, or attend the special meeting in person and vote, your shares will not be voted.

                                                                      Appendix A

                           STEM CELL INNOVATIONS, INC.
                            2006 INCENTIVE STOCK PLAN


Section 1.        Purpose of the Plan

The purpose of this 2006 Incentive Stock Plan (the "Plan") is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of Stem Cell Innovations, Inc. (the "Company") by providing them the opportunity to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company's stockholders.


Section 2.        Definitions

         As used in the Plan,

         "Award" means any Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Performance Share, Performance Unit, dividend equivalent, cash-based award or other incentive payable in cash or in shares of Company Stock as may be designated by the Committee from time to time.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" shall mean the Compensation Committee of the Board, which Committee, unless otherwise determined by the Board, shall consist solely of two or more outside directors within the meaning of Treas. Reg. ss. 1.163-27(e)(3), or if there is no Compensation Committee, the Board.

         "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

         "Company" means Stem Cell Innovations, Inc., a Delaware corporation.

         "Covered Employee" means a "covered employee" as that term is defined in Section 162(m)(3) of the Code or any successor provision.

         "Effective Date" has the meaning set forth in Section 18.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Fair Market Value" of Common Stock, as of a date of determination, shall mean the following:

                  (a) Class Listed and Shares Traded On Date Of Determination. If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the Exchange Act) or on the Nasdaq Stock Market on the date of determination, the Fair Market Value per share shall be the last sale price of a share of the Common Stock on the applicable national securities exchange or Nasdaq Stock Market on the date of determination at the close of trading on such date. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the date of determination.

                  (b) Common Stock Listed But No Shares Traded On Date Of Determination. If the Common Stock is listed on a national securities exchange or on the Nasdaq Stock Market but no shares of Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the last sale price of the Common Stock on the most recent trade date before the date of determination at the close of trading on such date. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination. If the Common Stock is listed on a national securities exchange or on the Nasdaq Stock Market or are traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination or within a reasonable period before the date of determination, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include opinions of independent experts as to value and may take into account any recent sales and purchases of the Common Stock to the extent they are representative.

                  (c) Common Stock Not Listed. If the Common Stock is not listed on a national securities exchange or on the Nasdaq Stock Market and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of the Common Stock to the extent they are representative.

         "Grant Date" means the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

         "Incentive Stock Option" means an Option granted with the intention that it qualify as an "incentive stock option" as that term is defined in
Section 422 of the Code or any successor provision.

         "Nonqualified Stock Option" means an Option other than an Incentive Stock Option.

         "Nonrecurring Items" means nonrecurring items deemed not reflective of the Company's core operating performance, including, but not limited to, exogenous events, acquisitions, divestitures, changes in accounting principles or "extraordinary items" determined under generally accepted accounting principles.

         "Option" means a right to purchase Common Stock granted under Section
7.

         "Participant" means any eligible person as set forth in Section 5 to whom an Award is granted.

         "Performance Criteria" has the meaning set forth in Section 11.1.

         "Performance Share" has the meaning set forth in Section 10.1.

         "Performance Unit" has the meaning set forth in Section 10.2.

         "Plan" means this Stem Cell Innovations 2006 Incentive Stock Plan.

         "Related Company" means any entity that is directly or indirectly controlled by the Company, as determined under section 424 of the Code.

         "Reload Option" means an Option granted to a Participant who exercises a previously held Option by surrendering Common Stock for all or part of the exercise price, pursuant to the provisions of Section 7.8.

         "Restricted Stock" means an Award of shares of Common Stock granted under Section 9, the rights of ownership of which may be subject to restrictions prescribed by the Committee.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Stock Appreciation Right" has the meaning set forth in Section 8.1.

         "Stock Unit" means an Award granted under Section 9 denominated in units of Common Stock.

         "Substitute Awards" means Awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted by a company acquired by the Company or with which the Company combines in accordance with the rules of section 424 of the Code.

         "Termination of Service," unless otherwise defined by the Committee or in the instrument evidencing the Award or in a written employment or services agreement, means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Committee, and such determination shall be final. Transfer of a Participant's employment or service relationship between wholly owned subsidiaries of the Company, or between the Company and any wholly owned subsidiary of the Company, shall not be considered a Termination of Service for purposes of an Award. Unless the Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant's employment or service relationship is with an entity that has ceased to be a Related Company.


Section 3.        Administration


3.1               Administration of the Plan

         The Plan shall be administered by the Committee.


3.2               Administration and Interpretation by Committee

         Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan and the Code as may from time to time be adopted by the Board, to (a) select the eligible persons as set forth in Section 5 to whom Awards may from time to time be granted under the Plan; (b) determine the type or types of Award to be granted to each Participant under the Plan; (c) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (d) determine the terms and conditions of any Award granted under the Plan; (e) approve the forms of agreements for use under the Plan; (f) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (g) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (h) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (i) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (j) delegate ministerial duties to such of the Company's officers as it so determines; and (k) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any eligible person.


Section 4.        Shares Subject to the Plan


4.1               Authorized Number of Shares

         Subject to adjustment from time to time as provided in Section 15, the maximum number of shares of Company Stock available for issuance under the Plan shall be 100,000,000.

4.2               Share Usage

         (a) Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are reacquired by the Company, the shares subject to such Awards and the reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, (ii) covered by an Award that is settled in cash, or
(iii) reacquired by the Company on the open market using cash proceeds received by the Company from the exercise of Options shall be available for Awards under the Plan. The number of shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares or credited as additional Restricted Stock, Stock Units, Performance Shares or Performance Units. All shares issued under the Plan may be either authorized and unissued shares or issued shares reacquired by the Company.

         (b) Notwithstanding the foregoing, the maximum number of shares that may be issued upon the exercise of Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15; and provided, further, that for purposes of Section 4.3, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.


4.3               Limitation

         Subject to adjustment as provided in Section 15, no Participant shall be eligible to receive in any one calendar year Awards relating to more than [10,000,000] shares of Common Stock.

Section 5.        Eligibility

         An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company's securities. The above are "eligible persons."

Section 6.        Awards


6.1               Form and Grant of Awards

         The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award.

6.2               Evidence of Awards

         Awards granted under the Plan shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.


Section 7.        Options


7.1               Grant of Options

         The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.


7.2               Option Exercise Price

         The exercise price for shares purchased under an Option shall be as determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Common Stock issuable pursuant to the Option on the Grant Date, except in the case of Substitute Awards. In no event shall the Committee, without the prior approval of the Company's stockholders, cancel any outstanding Option for the purpose of reissuing the Option to the Participant at a lower exercise price or reduce the exercise price of an outstanding Option.


7.3               Term of Options

         Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be as established for that Option by the Committee and set forth in the instrument that evidences that Option or, if not so established, shall be ten years from the Grant Date.

7.4               Exercise of Options

         The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time.

         To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery as directed by the Company to the Company or a brokerage firm designated or approved by the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Section 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.


7.5               Payment of Exercise Price

         The exercise price for shares purchased under an Option shall be paid in full as directed by the Company to the Company or a brokerage firm designated or approved by the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee as indicated in the instrument evidencing the Option for that purchase, which forms may include: (a) check; (b) wire transfer; (c) tendering by attestation shares of Company Stock already owned by the Participant that on the day prior to the exercise date have a Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option; or (d) to the extent permitted by applicable law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any tax withholding obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board.


7.6               Post-Termination Exercise

         The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time.


7.7               Incentive Stock Options

         The terms of any Incentive Stock Options shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. Any such Incentive Stock Option by its terms must not be exercisable after the expiration of ten years from the Grant Date for the Incentive Stock Option, must not be exercisable by anyone other than the grantee otherwise than by will or the laws of descent and distribution, must be exercisable, during the grantee's lifetime, only by the grantee, and must state that it is an Incentive Stock Option. Individuals who are not employees of the Company or one of its parent or subsidiary corporations (as such terms are defined for purposes of Section 422 of the Code) may not be granted Incentive Stock Options. To the extent that the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the time of grant under the Code (the Fair Market Value being determined as of the Grant Date for the Option), such portion in excess of $100,000 shall be treated as Nonqualified Stock Options.

7.8               Reload Options.

         When the Committee grants an Option, it may designate in the instrument that evidences such Option whether a Reload Option accompanies the Option and any limitations that will apply to such Reload Option. Unless otherwise designated by the Committee in the instrument that evidences an Option, such Option shall not be subject to any Reload Options. If it so desires, the Committee may permit multiple, successive Reload Options for an Option, and may designate such in the instrument that evidences an Option; but if no number of Reload Options is specified in the instrument that provides for such Reload Option, then the Option shall be subject to only one Reload Option. If the Committee has designated an Option as having an accompanying Reload Option, the Reload Option shall be for the same number of shares as is surrendered by the Participant in payment of the exercise price of the Option (but not for shares surrendered for tax or other withholding obligations) upon its exercise. The Reload Option shall have the same terms and conditions as the related original Option, including the expiration date of the original Option, except that (i) the exercise price for a Reload Option shall be the Fair Market Value of the Common Stock as of the date of grant of such Reload Option, and (ii) the Reload Option shall become fully exercisable no earlier than six months after its date of grant.


Section 8.        Stock Appreciation Rights


8.1               Grant of Stock Appreciation Rights

         The Committee may grant stock appreciation rights ("Stock Appreciation Rights" or "SARs") to Participants at any time on such terms and conditions as shall be set forth in the instrument evidencing the Award. An SAR may be granted in tandem with an Option or alone ("freestanding"). The grant price of a tandem SAR shall be equal to the exercise price of the related Option, and the grant price of a freestanding SAR shall be equal to the Fair Market Value of the Common Stock, as applicable, on the Grant Date. An SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, (a) the term of a freestanding SAR shall be as established for that SAR by the Committee or, if not so established, shall be ten years, and (b) in the case of a tandem SAR, (i) the term shall not exceed the term of the related Option and
(ii) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.


8.2               Payment of SAR Amount

         Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (a) the excess of the Fair Market Value of the Common Stock, on the date of exercise over the grant price by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon exercise of an SAR may be in cash, in shares of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

Section 9.        Restricted Stock and Stock Units


9.1               Grant of Restricted Stock and Stock Units

         The Committee may grant Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any (which may be based on continuous service with the Company or a Related Company or the achievement of any of the Performance Criteria set forth in Section 11.1), as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.


9.2               Issuance of Shares

         Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant's release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee shall determine in its sole discretion. Any fractional shares subject to such Awards shall be paid to the Participant in cash.


9.3               Dividends and Distributions

         Participants holding shares of Restricted Stock or Stock Units may, if the Committee so determines, be credited with dividends paid with respect to the underlying shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units.


9.4               Waiver of Restrictions

         Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate; provided, however, that the Committee may not adjust performance goals for any Restricted Stock or Stock Unit intended to be exempt under Section 162(m) of the Code for the year in which the Restricted Stock or Stock Unit is settled in such a manner as would increase the amount of compensation otherwise payable to a Participant.

Section 10        Performance Shares and Performance Units


10.1              Grant of Performance Shares

         The Committee may grant Awards of performance shares ("Performance Shares") and designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares, the length of the performance period and the other terms and conditions of each such Award. Each Award of Performance Shares shall entitle the Participant to a payment in the form of shares of Common Stock upon the attainment of performance goals and other terms and conditions specified by the Committee. Notwithstanding satisfaction of any performance goals, the number of shares issued under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion. However, the Committee may not, in any event, increase the number of shares earned upon satisfaction of any performance goal by any Covered Employee.


10.2              Grant of Performance Units

         The Committee may grant Awards of performance units ("Performance Units") and designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall entitle the Participant to a payment in cash upon the attainment of performance goals and other terms and conditions specified by the Committee. Notwithstanding the satisfaction of any performance goals, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion. However, the Committee may not, in any event, increase the amount earned under Awards of Performance Units upon satisfaction of any performance goal by any Covered Employee, and the maximum amount earned by such Covered Employee in any calendar year may not exceed $500,000. The Committee, in its discretion, may substitute actual shares of Common Stock for the cash payment otherwise required to be made to a Participant pursuant to a Performance Unit.


Section 11.       Performance Criteria


11.1              Awards Subject to Performance Goals

         Awards of Restricted Stock, Stock Units, Performance Shares, Performance Units and other Awards made pursuant to the Plan may be made subject to the attainment of performance goals relating to one or more of the following business criteria within the meaning of Section 162(m) of the Code: profits (including, but not limited to, profit growth, net operating profit or economic profit); profit-related return ratios; return measures (including, but not limited to, return on assets, capital, equity or sales); cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); earnings (including, but not limited to, net earnings, earnings per share, or earnings before or after taxes); net sales growth; net income (before or after taxes, interest, depreciation and/or amortization); gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total stockholder return); expense targets; margins; operating efficiency; customer satisfaction; and working capital targets ("Performance Criteria"). Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time.

11.2              Use and Calculation of Performance Criteria

         Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company. Any Performance Criteria may include or exclude Nonrecurring Items. Performance Criteria shall be calculated in accordance with the Company's financial statements or generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award that is consistently applied and identified in the audited financial statements, including footnotes, or the Management's Discussion and Analysis section of the Company's annual report. The Committee may not in any event increase the amount of compensation payable to a Covered Employee upon the satisfaction of any Performance Criteria.


Section 12.       Other Stock or Cash-Based Awards

         In addition to the Awards described in Sections 7 through 10, and subject to the terms of the Plan, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.


Section 13.       Withholding

         The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award ("tax withholding obligations") and (b) any amounts due from the Participant to the Company or to any Related Company ("other obligations"). The Company shall not be required to issue any shares of Common Stock or other consideration under the Plan until such tax withholding obligations and other obligations are satisfied.

         The Committee may permit or require a Participant to satisfy all or part of his or her tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant,
(c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a Fair Market Value equal to the tax withholding obligations and other obligations.


Section 14.       Assignability

         No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by the Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except that to the extent permitted by the Committee, in its sole discretion, a Participant may designate one or more beneficiaries on a Company-approved form who may receive payment under an Award after the Participant's death. During a Participant's lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing, with the approval of the Committee and in its sole discretion, an Award may be amended to permit the Participant to transfer Awards under this Plan to such persons as the Committee deems appropriate.

Section 15.       Adjustments

         In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend or other change in the Company's corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefore or received in their place, being exchanged for a different number or kind of securities of the Company or of any other company or (b) new, different or additional securities of the Company or of any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2 all in accordance with section 424 of the Code and the Treasury regulations issued thereunder; (iii) the maximum number and kind of securities that may be issued to an individual in any one calendar year as set forth in Section 4.3; (iv) the maximum number and kind of securities that may be made subject to the different types of Awards available under the Plan; and (v) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor.

         The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

         Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.


Section 16.       Amendment and Termination


16.1              Amendment, Suspension or Termination of the Plan

         The Board or the Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan.


16.2              Term of the Plan

         Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan's terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the earlier of (a) the adoption of the Plan by the Board and (b) the Effective Date.

16.3              Consent of Participant

         The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a "modification" within the meaning of section 424 of the Code and the Treasury regulations thereunder that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Specifically, the Committee may, with the consent of the person entitled to exercise any outstanding Option, amend an Option in any manner consistent with the provisions of this Plan that it may deem advisable. Notwithstanding the foregoing, any adjustments made pursuant to Section 15 shall not be subject to these restrictions.


Section 17.       General


17.1              No Individual Rights

         No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

         Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant's employment or other relationship at any time, with or without cause.


17.2              Issuance of Shares

         Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company's counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

         The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal, state and foreign securities laws. The Company may also require such other action or agreement by the Participants as may from time to time be necessary to comply with applicable securities laws.

         To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

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17.3              No Rights as a Stockholder

         Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment or services agreement, no Option or Award denominated in units shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.


17.4              Compliance With Laws and Regulations

         Notwithstanding anything in the Plan to the contrary, the Committee, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.


17.5              No Trust or Fund

         The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Company Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

17.6              Successors

         All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a merger, consolidation, direct or indirect purchase of all or substantially all the business and/or assets of the Company, or otherwise.


17.7              Severability

         If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

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17.8              Choice of Law

         The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law.


Section 18.       Effective Date

         The Plan shall become effective (the "Effective Date") immediately following stockholder approval of the Plan.

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